UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2007

DaimlerChrysler Financial Services Americas LLC

(Exact name of Registrant as specified in its charter)

State of Michigan	333-138140	20-2614244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Inkster Road, Farmington Hills, Michigan		48334-5326

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(248) 427-6300

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     In connection with the amendment of the Registrant’s Operating Agreement, the Registrant is amending Item 15 of its Registration Statement on Form S-3/A filed November 9, 2006 (File No. 333-138140). The amended Operating Agreement, which is annexed hereto as Exhibit 3.2 to this Current Report on Form 8-K, replaces the Operating Agreement filed as Exhibit 3.2 to the Registration Statement on Form S-3 filed October 23, 2006 (File No. 333-138140).
ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS
     Article VI of the Operating Agreement of the Registrant provides that to the fullest extent permitted by the Michigan Limited Liability Company Act, the Registrant, to the extent of its assets legally available for that purpose, shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is involved in or participates as a witness with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative (each a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a manager, an officer, or employee of the Registrant or any of its members or is or was serving at the request of the Registrant as a manager, director, officer, employee, fiduciary or agent of another company or of a partnership, joint venture, trust or other enterprise (collectively, the “indemnified persons”) from and against any and all loss, cost, damage, fine, expense (including reasonable fees and expenses of attorneys and other advisors and any court costs incurred by any indemnified person) or liability actually and reasonably incurred by such person in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant. The Registrant may pay in advance or reimburse reasonable expenses (including advancing reasonable costs of defense) incurred by an indemnified person who is or is threatened to be named or made a defendant or a respondent in a proceeding; provided, however, that as a condition to any such advance or reimbursement, such indemnified person shall agree that it shall repay the same to the Registrant if such indemnified person is finally judicially determined by a court of competent jurisdiction not to be entitled to indemnification under Article VI of the Operating Agreement. The Registrant shall not be required to indemnify a person in connection with a proceeding initiated by such person against the Registrant or any of its subsidiaries if the proceeding was not authorized by the Board of Managers of the Registrant. Reference is made to Exhibit 3.2 to this Current Report on Form 8-K for the complete text of Article VI of the Operating Agreement.
     Chrysler Holding LLC (the indirect parent of the Registrant) is incorporated under Delaware law. Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.
     Article XI of the Amended and Restated Limited Liability Company Operating Agreement of Chrysler Holding LLC, the indirect parent of the Registrant, provides, in effect, that, subject to certain limited exceptions, Chrysler Holding LLC will indemnify the officers and directors of Chrysler Holding LLC or its subsidiaries to the extent permitted by Delaware law. In addition, Chrysler Holding LLC maintains insurance providing for payment, subject to certain exceptions, on behalf of officers and directors of Chrysler Holding LLC and its subsidiaries of money damages incurred as a result of legal actions instituted against them in their capacities as such officers or directors.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 by the Registrant may be permitted to directors, officers and controlling persons of the Registrant under the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and therefore may be unenforceable. If a claim for indemnification against such liabilities (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted against the Registrant by a director, officer or controlling person in connection with the securities offered hereby and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
3.2	Copy of Operating Agreement of DaimlerChrysler Financial Services Americas LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC
By:	/s/ B. C. Babbish
B. C. Babbish
Assistant Secretary

Date: October 31, 2007
Form 8-K for Operating Agreement

EXHIBIT INDEX

Exhibit No.	Description

3.2	Copy of Operating Agreement of DaimlerChrysler Financial Services Americas LLC.

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